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                                                                    EXHIBIT 10.5

                                                               (EXECUTION FINAL)


                        NEWPARK SHIPHOLDING TEXAS, L.P.
                         3850 North Causeway Boulevard
                                   Suite 1770
                         Metairie, Louisiana 70002-1752

                                                     April 29, 2003

FOOTHILL CAPITAL CORPORATION
1000 Abernathy Road
Suite 1450
Atlanta, Georgia 30328
Attention: Mr. Gregg Gentry

               Re: Intercreditor Agreement
                   -----------------------

Ladies and Gentlemen:

     Foothill Capital Corporation, a California corporation ("Foothill") and Newpark Shipholding Texas, L.P., a Texas limited partnership ("Newpark Shipholding") have previously entered into and executed an Intercreditor Agreement, dated as of February 7, 2002 ("the Intercreditor Agreement"), which provides for, among other things, agreement as to the priority of their respective security interests and liens in and to the assets and properties of Newpark Shipbuilding-Brady Island, Inc., a Texas corporation ("Debtor"), on and subject to the terms and conditions set forth in the Intercreditor Agreement. Capitalized terms used in this letter agreement shall have the meaning assigned thereto in the Intercreditor Agreement, unless otherwise defined herein.

     Debtor and Newpark Shipholding have entered into and executed, or are about to enter into and execute, various amendatory documents with respect to the Junior Creditor Agreements, including, without limitation, an Amended and Restated Promissory Note in the principal amount of $8,534,000 issued by Debtor in favor of Newpark Shipholding, an Amended and Restated Pre-Payment Letter executed between Newpark Shipholding and Debtor, an Agreement and Restating Amendment to Security Agreement executed between Newpark Shipholding and Debtor, a First Amendment to the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing between Newpark Shipholding and Debtor and Amendment and Supplement No. 1 to Second Preferred Fleet Mortgage between Newpark Shipholding and Debtor (collectively, the "Newpark Restructuring Amendments").

     Pursuant to the Newpark Restructuring Amendments, Newpark Shipholding and Debtor have agreed, among other things, to extend the maturity date of the Junior Creditor Agreements to September 30, 2005, on and subject to the terms and conditions set forth in the Newpark Restructuring Amendments.



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     Foothill, Debtor and various affiliates of Debtor that are, together with
Debtor, party to the Senior Creditor Agreements as "Borrowers" thereunder, have entered into and executed, or are about to enter into and execute, a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement and Consent (the "Foothill Fourth Amendment"). Pursuant to the Foothill Fourth Amendment subject to the occurrence of the Fourth Amendment Effective Date thereunder (and as defined therein), among other things, Foothill has consented to Debtor entering into and executing the Newpark Restructuring Amendments, including, without limitation, the extension of the maturity date thereof to September 30, 2005.

     This letter will confirm that, effective upon Debtor and Newpark Shipholding entering into and executing the Junior Creditor Restructuring Amendments, then Section 3.2(a)(i) of the Intercreditor Agreement shall be deemed amended in its entirety to read as follows:

               "(i) except as otherwise provided in the Junior Creditor Agreements, as amended on or about April 29, 2003, the total unpaid principal amount of the Junior Debt is $8,534,000, and, except as provided for in the Junior Creditor Agreements, as amended on or about April 29, 2003 (and subject to the limitations set forth in the Senior Creditor Loan Agreement), none of the principal amount of the Junior Debt or interest accrued and accruing thereon is due and owing to Junior Creditor until the maturity date for the Junior Debt, i.e., September 30, 2005, or earlier, in the case of acceleration of the Junior Debt (in accordance with the terms of the Junior Creditor Agreements) following the occurrence of an "Event of Default" or a "Change in Control" thereunder and as such quoted terms are defined therein;"

     The parties hereto confirm that, in all other respects, the Intercreditor Agreement remains in full force and effect in accordance with its existing terms and conditions.

     This letter agreement may be executed in any number of counterparts, each of which, when executed, shall constitute one and the same agreement.

                          (SIGNATURE PAGE FOLLOWS)


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                                                 NEWPARK SHIPHOLDING TEXAS, L.P.

                                                 By: NEWPARK HOLDINGS, INC.,
                                                       a Louisiana corporation
                                                 Its General Partner,
                                                       Duly Authorized

                                                 By:  /s/ Matthew W. Hardey
                                                    ----------------------------
                                                 Title: Vice President
                                                       -------------------------

AGREED TO:

FOOTHILL CAPITAL CORPORATION

By:
   -----------------------------
Title:
      -----------------------------

ACKNOWLEDGED AND AGREED TO:

NEWPARK SHIPHOLDING-BRADY ISLAND, INC.

By: /s/ Frank R. Pierce
   -----------------------------
Title: Authorized Signatory
      -----------------------------



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